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EXHIBIT #10.2

                               AMENDMENT NO. 3 TO
                   PLAN OF TAX-FREE REORGANIZATION   ON UNDER
                           SECTION 3 6 8 (a) (1) ( c)
                          OF THE INTERNAL REVENUE CODE
                                 AND AGREEMENT

                 This Amendment No.3 ("Amendment"), dated August 21, 1996, amends the Plan of Tax-Free Reorganization Under Section 368 (a) (1) ( c) of the Internal Revenue Code and Agreement dated March 15, 1996 as amended by Amendment No. 1 and Amendment No. 2 thereto (as heretofore amended, the "Agreement"), by and among Shoney's, Inc., a Tennessee corporation, ("Shoney's"), TPI Restaurants Acquisition Corporation, a Tennessee corporation ( "TPAC"), and TPI Enterprises, Inc., a New Jersey corporation ("Enterprises").

                 Except as otherwise provided herein, capitalized terms used in this Amendment have the earnings ascribed to them in the Agreement.

                 WHEREAS, the parties mutually desire to extend the Termination Date, as that term is used in this Amendment, from August 30, 1996 to September 9, 1996;


                 NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, Shoney's, TPAC and Enterprises agree as follows:


                 1. Amendment to ARTICLE 1. The definition of "Termination 'Date" appearing in ARTICLE I of the Agreement is hereby amended to read in its entirety as follows:

                  "Termination Date" means September 9, 1996.

                 2. Consent. Enterprises consents to the amendment of Shoney's Charter to increase to 200 million, the number of authorized shares of Shoney's Common Stock, the amendment of Shoney's Stock Plan and the grant of performance based options covering as many an 2,650,000 shares of Shoney's Common Stock, as contemplated and described in the Proxy Statement.

                 3. Reaffirmation of Other Terms and Conditions. Except as modified by this Amendment, all other terms and conditions of the Agreement, as in affect prior to the execution of this Amendment, shall remain in full force and effect and the same are hereby reaffirmed and ratified as if fully set forth herein.
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                 IN WITNESS WHEREOF, Shoney's, Enterprises and TPAC have caused this Amendment No. 3 to the Agreement to be signed by their respective officers thereunto duly authorized, on this _____ day of August, 1996.

                                     TPI ENTERPRISES,  INC.
                                     By:      /s/   J. Gary Sharp
                                         --------------------------------------
                                         President and Chief Executive Officer


                                     SHONEY'S, INC.
                                     By:
                                         --------------------------------------
                                         W. Craig Barber, Senior Vice President
                                         and Chief Financial Officer


                                     TPI RESTAURANTS ACQUISITION CORP.
                                     By:
                                         --------------------------------------
                                         W. Craig Barber, Vice President